EXHIBIT 10.37

AMENDED AND RESTATED COLLATERAL ASSIGNMENT
OF INTELLECTUAL PROPERTY RIGHTS

THIS AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS (the “Assignment”) is made as of May 13, 2005 by and between by and among (A) MobilePro Corp., a Delaware corporation (“MobilePro”); (B) each Person executing this Assignment as a “MobilePro Subsidiary;”(collectively with Mobilepro, “Assignor”) and (C) Cornell Capital Partners, L.P., a Delaware limited partnership (“Cornell” or “Assignee”). The Assignee and Assignor collectively may be referred to as the “parties” or each as a “party.”

W I T N E S S E T H

WHEREAS, upon the terms and conditions set forth herein, Assignor desires to assign to Assignee all of Assignor’s rights in all of the United States and foreign Letters Patent, patent applications, trademarks, licences, and other intellectual property of the Borrower (the “Intellectual Property”) and each of its direct and indirect Subsidiaries.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Assignment. Assignor does hereby collateraly assign to Assignee all right, title, and interest in all of the Intellectual Property assets set forth in Appendix A to this Assignment (the “Intellectual Property”). In consideration of the mutual promises and undertakings herein, the Assignor does hereby as on the date of completion unconditionally, absolutely and irrevocably transfer and assign unto the Assigneeon an “as is where is basis” all that the property, right, title, interest, estate, and benefit of the Assignor into, over, or upon the Intellectual Property as more specifically set out in Appendix A to this Assignment together with goodwill of the business in the goods in respect of which the Intellectual Property is registered, applied for and has been used, to have and to hold the Intellectual Property unto the Assignee absolutely forever from the date hereof until and unless duly released by Assignee. Unless otherwise defined herein, all capitalized terms, when used in this Assignment shall have the same meaning as is defined in that certain 7.75% Secured Convertible Debenture of even date herewith (as amended, modified or supplemented from time to time, the “Debenture”).

2. Authorization. Assignor further authorizes the Commissioner of Patents and Trademarks, and the Registrar of Copyrights, of the United States, and any official of any foreign country whose duty it is to issue patents or other evidence or forms of intellectual property protection on any applications as aforesaid (a) to record this Assignment as a continuing first priority lien and security interest on all trademarks, copyrights, and patents and other Intellectual Property assigned to Assignee hereunder as collateral, and (b) upon receipt of written notice from Assignee that a Default or an Event of Default under any of the Debenture has occurred, to record title thereto as the property of the Assignee, its successors, legal representatives, and assigns in accordance with the terms of this Assignment, and to issue the same to the Assignee, its successors, legal representatives, and assigns, in accordance with the terms of this instrument.

3. Further Assurances. Assignor further covenants and agrees on behalf of each Assignor, each of its successors, legal representatives, and assigns that it will communicate to Assignee, its successors, legal representatives and assigns, any facts known to it with respect the Intellectual Property transferred pursuant hereto, cooperate in any legal proceeding regarding the Intellectual Property transferred pursuant hereto, sign all papers, execute all divisional, continuing, and reissue applications, make all rightful oaths and generally provide reasonable assistance and deliver all additional instruments or documents to carry out the intent and perfect the rights granted in this instrument, and that Assignor shall use its best efforts to cause its employees, officers, or other individuals, as applicable, to carry out such acts. Assignor hereby binds itself and its subsidiaries to warrant and defend the title to all the Intellectual Property transferred pursuant hereto unto Assignee and Assignee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

4. Other Undertakings.

(a) Assignor hereby declares and confirms that on and from the date hereof it has no right, title, interest or benefit whatsoever, into, over or upon the Intellectual Property hereby assigned by Assignor to the Assignee.

(b) Assignor further declares and confirms that it shall not at any time hereafter claim or purport to claim directly or indirectly in any manner whatsoever any right, title, interest into, over or upon said Intellectual Property and Assignor hereby declares and confirms that on and from the date hereof the Assignee shall be the sole and absolute registered proprietor of the trademarks together with all the goodwill of the business in the goods in respect of said Intellectual Property has been registered and used.

(c) The parties hereby undertake to do and perform, sign, swear and execute all such further and other acts, deeds, documents, matters or things as may be required by the Assignee or considered necessary, desirable or proper to give effect to the transfer and assignment of the Intellectual Property rights.

(d) Assignor waives and quitclaims to Assignee any and all claims, of any nature whatsoever, which Assignor now or may hereafter have with respect to the Intellectual Property rights transferred pursuant hereto or for infringement of any Intellectual Property transferred pursuant hereto.

(e) Assignor agrees to provide notice to Assignee of the creation, possession, or acquisition of any new Intellectual Property after the effective date of this Assignment and shall assist Assignee in taking all necessary steps to effect such subsequent collateral assignment as provided in this agreement.

5. Waiver. The failure, with or without intent, of any party to insist upon the performance (in strict conformity with the literal requirements) by the other party of any term or stipulation of this Assignment, shall not be treated or deemed to constitute a modification of any terms or stipulations of this Assignment. Nor shall such failure or election be deemed to constitute a waiver of the right of such Party at any time whatsoever thereafter to insist upon performance by the other party strictly in accordance with any terms or provisions hereof.

All terms, conditions and obligations under this Assignment shall remain in full force and effect at all times during the subsistence of this Assignment except where otherwise amended or modified by them by mutual written agreement.

6. Binding Effect. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns and legal representatives. This Assignment is not intended, and shall not be construed, deemed or interpreted, to confer on any person not a party hereto any rights or remedies hereunder.

7. Representations and Warranties. Assignor hereby represents and warrants that it has the necessary power and authority to enter into this Assignment. Assignor represents and warrants that to the knowledge of Assignor, Assignor is the proper owner of the entire right, title, and interest in and to the Intellectual Property and that it holds all rights necessary to assign the Intellectual Property to Assignee, free and clear of any liens, security interests, or encumbrances. Furthermore, Assignor represents and warrants that to the best of its knowledge there are no claims, or to the knowledge of Assignor, threats of claims, that any Intellectual Property is invalid or unenforceable or that the use of any of the Intellectual Property rights infringes or will infringe the intellectual property rights of any third party. Assignor represents and warrants that to the best of its knowledge the consummation of the transactions contemplated by this Assignment will not result in the loss or impairment of any Intellectual Property right.

8. Effective Date. This Assignment shall be effective immediately upon execution and delivery by both parties hereto.

9. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

10. Governing Law. This Assignment shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Collateral Assignment of Intellectual Property Rights as of the date first set forth above.

MOBILEPRO CORP.

By_________________________________
Jay O. Wright, Chief Executive Officer

NEOREACH, INC.

By_________________________________
Jay O. Wright, Chief Executive Officer

NEOREACH WIRELESS, INC.

By__________________________________
Jay O. Wright, Chief Executive Officer

CLOSECALL AMERICA, INC.

By_________________________________
Jay O. Wright, Chief Executive Officer

AFFINITY TELECOM, INC.

By________________________________
Jay O. Wright, Chief Executive Officer

US ONE ACQUISITION CORP.

By________________________________
Jay O. Wright, Chief Executive Officer

DAVEL ACQUISITION CORP.

By:_________________________________
Jay O. Wright, Chief Executive Officer

DAVEL COMMUNICATIONS, INC.

By:_________________________________
Jay O. Wright, Chief Executive Officer

DAVEL FINANCING COMPANY, LLC

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

PHONETEL TECHNOLOGIES, INC.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

CHEROKEE COMMUNICATIONS, INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

DAVEL COMMUNICATIONS GROUP, INC.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

ADTEC COMMUNICATIONS, INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

CENTRAL PAYPHONE SERVICES, INC.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

COMMUNICATIONS CENTRAL INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

COMMUNICATIONS CENTRAL OF GEORGIA, INC.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

DAVEL MEDIA, INC.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

DAVEL MEXICO, LTD.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

DAVELTEL, INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

INTERSTATE COMMUNICATIONS, INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

INVISION TELECOM, INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

PEOPLES ACQUISITION CORPORATION

By:______________________________________
 Geoffrey B. Amend, Executive Vice President

PEOPLES COLLECTORS, INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

PEOPLES TELEPHONE COMPANY, INC.
a New York corporation

By:______________________________________
Geoffrey B. Amend, Executive Vice President

PEOPLES TELEPHONE COMPANY, INC.
a New Hampshire corporation

By:______________________________________
Geoffrey B. Amend, Executive Vice President

PTC CELLULAR, INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

PTC SECURITY SYSTEMS, INC.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

SILVERADO COMMUNICATIONS CORP.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

TELALEASING ENTERPRISES, INC.

By:_____________________________________
Geoffrey B. Amend, Executive Vice President

T.R.C.A., INC.,

By:______________________________________
Geoffrey B. Amend, Executive Vice President

TELINK, INC.

By:______________________________________
Geoffrey B. Amend, Executive Vice President

DFW INTERNET SERVICES, INC.

By_________________________________
Jay O. Wright, Chief Executive Officer

THE RIVER INTERNET ACCESS CO.

By________________________________
 Jay O. Wright, Chief Executive Officer

WORLD TRADE NETWORK, INC.

By________________________________
Jay O. Wright, Chief Executive Officer

TICON.NET, INC.

By________________________________
Jay O. Wright, Chief Executive Officer

INTERNET EXPRESS, INC.

By________________________________
Jay O. Wright, Chief Executive Officer

SHREVENET, INC.

By_________________________________
Jay O. Wright, Chief Executive Officer

CLOVER COMPUTER CORPORATION

By__________________________________
Jay O. Wright, Chief Executive Officer

AUGUST.NET SERVICES, INC.

By_________________________________
 Jay O. Wright, Chief Executive Officer

SENSE NETWORKING, INC.

By_________________________________
 Jay O. Wright, Chief Executive Officer

CORNELL CAPITAL PARTNERS, L.P.

By__________________________________
Name________________________________
Title_________________________________

APPENDIX A

TRADEMARKS

Name	Status	Descriptions	Serial/Reg. #	Filing/Reg. Date

COPYRIGHTS

Name	Status	Description

LICENSES

Name	Status	Description

PATENTS

Name	Status	Descriptions	Serial/Reg. #	Filing/Reg. Date

URLS/DOMAIN NAMES

Name	Status	Description

CONTRACTS

Name	Status	Description

OTHER ITEMS

Name	Status	Description